UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07177

Name of Fund:  Merrill Lynch Mid Cap Value Opportunities Fund of
               The Asset Program, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
        Officer, Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 01/31/06

Date of reporting period: 02/01/05 - 07/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Mid Cap Value
Opportunities Fund
Of The Asset Program, Inc.


Semi-Annual Report
July 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Mid Cap Value Opportunities Fund of
The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Mid Cap Value Opportunities Fund


Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Donald C. Burke, Vice President and Treasurer
R. Elise Baum, Vice President and Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



A Letter From the President


Dear Shareholder

We have been referring to 2005 as a "muddle through" year for the financial markets, characterized by positive and negative crosscurrents that have conspired to create a fairly complicated investing environment. Amid these conditions, the major market benchmarks managed to post positive results for the current reporting period, as follows:


Total Returns as of July 31, 2005                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +5.45%        +14.05%
Small-cap U.S. equities (Russell 2000 Index)                            +9.58%        +24.78%
International equities (MSCI Europe Australasia Far East Index)         +3.76%        +21.06%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.95%        + 4.79%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.48%        + 6.35%
High yield bonds (Credit Suisse First Boston High Yield Index)          +2.16%        +10.19%


On August 9, the Federal Reserve Board (the Fed) increased the federal funds rate for the tenth consecutive time since June 2004, bringing the target short-term interest rate to 3.5%. Just months ago, some observers felt that slowing global economic growth and subdued inflation might cause the Fed to end its monetary tightening campaign. Most recently, however, positive economic news (including a favorable employment report for July and resilient consumer spending) has prompted new concerns that the Fed may increase interest rates more than is necessary to moderate economic growth and keep inflation in check.

After ending 2004 in a strong rally, equity markets fell slightly into negative territory in the first half of 2005. July, however, brought the strongest monthly gain of the calendar year and helped to boost equity market returns for the current reporting period. Working in favor of equities have been surprisingly strong corporate earnings reports and low long-term bond yields. Conversely, continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks.

In the fixed income markets, the yield curve flattened considerably as short-term rates rose in concert with the Fed rate hikes and long-term bond yields fell. Over the past 12 months, the two-year Treasury yield rose 134 basis points (1.34%) to 4.02% while the 10-year Treasury yield declined 22 basis points to 4.28% - making the spread between the two just 26 basis points. At period-end, the 10-year Treasury yield finally appeared to be on a slow upward trend after falling below 4% in June.

Financial markets are likely to face continued crosscurrents for the remainder of 2005. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



A Discussion With Your Fund's Portfolio Manager


We maintained a relatively conservative market position throughout the period and continue to find new opportunities in the $2 billion to $5 billion market-capitalization range.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended July 31, 2005, Merrill Lynch Mid Cap Value Opportunities Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +10.06%, +9.55%, +9.50%, +10.04% and +9.79%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's (S&P) MidCap 400 Index returned +12.17% and the Lipper Mid Cap Value Funds category had an average return of +10.14%. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

After rising sharply in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. Investor concerns centered on heightened inflation expectations, a weak U.S. dollar, continuing interest rate hikes by the Federal Reserve Board and fears that economic and corporate earnings growth had peaked. Oil prices fluctuated and achieved record highs during the six-month period. Gradually, in June and July, sentiment began to change. Corporate earnings were stronger than expected, first quarter gross domestic product was revised upward, and consumer confidence rose to a three-year high.

For the six-month period ended July 31, 2005, investors favored a more cautious approach, which allowed the S&P MidCap 400 Index (+12.17%) to outperform the smaller cap and more speculative Russell 2000 Index (+9.58%). This outperformance was attributable to the favorable earnings growth prospects for mid cap stocks, and was further supported by lower valuations in the mid cap segment of the market. We also saw value stocks outperform their growth counterparts as represented by the +13.18% return of the Russell Midcap
Value Index versus the +10.60% return of the Russell Midcap Growth Index.

The Fund's underperformance relative to the benchmark was in part attributed to our lower average market capitalization during a period when smaller stocks underperformed. Apart from the lower capitalization bias, we maintained a conservative market position in what was largely a period of investor caution.


What factors most influenced Fund performance?

Another factor hindering performance relative to our benchmark was stock selection in the consumer discretionary and consumer staples sectors. Among the Fund's bottom three performers were ConAgra Foods, Inc. in consumer staples and TJX Cos., Inc. in consumer discretionary, which together cost the Fund about 90 basis points (.90%) in relative performance. ConAgra, a leading producer of packaged and frozen foods, declined due to weaker operating results, while retailer TJX suffered from disappointing same-store sales comparisons. Rounding out the bottom three was Tech Data Corp., a technology distributor that declined on concerns about profit margins in Europe.

Stock selection in the information technology, industrials and health care sectors benefited performance relative to the S&P MidCap 400 Index. The portfolio's top-performing stock, and our largest investment, was WebMD Corp., a provider of healthcare connectivity solutions. The stock appreciated sharply on the announcement of an initial public offering for part of the company's Internet portal business. Also among the Fund's top three performers was SunGard Data Systems, Inc., a provider of investment support systems, and freight carrier USF Corp., which falls into the industrials sector. Both were the subject of corporate acquisitions during the period.

In absolute terms, energy was the Fund's best-performing sector over the six-month period. An overweight position and favorable stock selection in this strong-performing sector benefited results. Higher oil prices improved the fortunes of all stocks in the energy sector and caused an increase in merger-and-acquisition activity.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


What changes were made to the portfolio during the period?

Based on sharp stock appreciation and record-high energy prices, we took some profits in energy stocks, while maintaining a favorable sector view. We also made a number of changes within the industrials sector, adding companies focused on engineering and construction and energy services. Recent additions in this area included Maverick Tube Corp., a leading producer of steel tube used in oil and gas drilling, and Chicago Bridge & Iron Co., an engineering and construction firm.

We reduced the Portfolio's technology exposure, taking profits in selected software and Internet issues. Proceeds from our technology sales were primarily invested in the financial services sector. The Fund has been underweighted in regional banks over the past few years. However, financial services stocks declined to more attractive levels earlier this year on interest rate fears and concerns about a flattening yield curve. We believe that the flatter yield curve is a temporary phenomenon and that financial services firms can continue to prosper despite higher short-term interest rates.

We have been active buyers in the health care sector, particularly of specialty pharmaceutical stocks. We believe that valuations are compelling by historical standards given concerns about generic competition. Some concerns are justified but, in certain instances, we believe investors are underestimating the ability of pharmaceutical companies to respond with licensing agreements and further market consolidation.

Sales during the period were primarily motivated as individual stocks appreciated and reached our internal price targets. Notable, however, was an increase in merger-and-acquisition activity, particularly among small and mid cap issues. Several Fund holdings were involved in corporate acquisitions during the past six months. In one of the biggest buyouts of the year, private investment firm Silver Lake Partners announced plans to acquire SunGard Data Systems, one of the Fund's top-performing holdings during the period. Another top performer, USF Corp., was acquired by Yellow Roadway Corp., while transportation company CNF Inc., one of the portfolio's ten largest holdings earlier in the year, sold its forwarding business to United Parcel Service, Inc. In technology, software provider Ascential Software Corp. was acquired by International Business Machines Corp.


How would you characterize the Fund's position at the close of the period?

Relative to the S&P MidCap 400 Index, the Fund ended the period most overweight in the financials and industrials sectors and most underweight in consumer discretionary and utilities. In absolute terms, the Fund's leading exposure was in financials, followed by information technology and industrials.

We are concerned that further meaningful outperformance of very small companies is unsustainable, and believe that mid cap companies will continue to outperform in the second half of 2005. Further merger-and-acquisition activity could prolong the favorable investment performance of mid cap stocks. We are focusing new purchases on companies in the $2 billion to $5 billion market cap range, where we believe investment opportunities are most plentiful.


R. Elise Baum, CFA
Vice President and Portfolio Manager


August 10, 2005



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                   6-Month          12-Month         10-Year
As of July 31, 2005                                              Total Return     Total Return     Total Return
ML Mid Cap Value Opportunities Fund--Class A Shares*                +10.06%          +21.62%         +212.20%
ML Mid Cap Value Opportunities Fund--Class B Shares*                + 9.55           +20.59          +191.81
ML Mid Cap Value Opportunities Fund--Class C Shares*                + 9.50           +20.56          +186.58
ML Mid Cap Value Opportunities Fund--Class I Shares*                +10.04           +21.78          +219.42
ML Mid Cap Value Opportunities Fund--Class R Shares*                + 9.79           +21.25          +205.35
S&P MidCap 400 Index**                                              +12.17           +25.89          +292.97

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 7/31/05                  +21.62%          +15.24%
Five Years Ended 7/31/05                +12.49           +11.28
Ten Years Ended 7/31/05                 +12.06           +11.46

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 7/31/05                  +20.59%          +16.59%
Five Years Ended 7/31/05                +11.58           +11.32
Ten Years Ended 7/31/05                 +11.30           +11.30

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 7/31/05                  +20.56%          +19.56%
Five Years Ended 7/31/05                +11.54           +11.54
Ten Years Ended 7/31/05                 +11.10           +11.10

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.




                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 7/31/05                  +21.78%          +15.38%
Five Years Ended 7/31/05                +12.75           +11.54
Ten Years Ended 7/31/05                 +12.31           +11.71

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 7/31/05                                   +21.25%
Five Years Ended 7/31/05                                 +12.30
Ten Years Ended 7/31/05                                  +11.81



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2005 and held through July 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                          Beginning            Ending       During the Period*
                                                        Account Value      Account Value     February 1, 2005
                                                         February 1,          July 31,         to July 31,
                                                             2005               2005               2005
Actual

Class A                                                     $1,000           $1,100.60            $ 6.44
Class B                                                     $1,000           $1,095.50            $10.43
Class C                                                     $1,000           $1,095.00            $10.48
Class I                                                     $1,000           $1,100.40            $ 5.15
Class R                                                     $1,000           $1,097.90            $ 7.72

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,018.37            $ 6.19
Class B                                                     $1,000           $1,014.54            $10.03
Class C                                                     $1,000           $1,014.50            $10.08
Class I                                                     $1,000           $1,019.60            $ 4.95
Class R                                                     $1,000           $1,017.14            $ 7.42

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.25% for Class A, 2.03% for Class B, 2.04% for Class C, 1.00% for Class I and 1.50% for Class R),
   multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



Portfolio Information


As of July 31, 2005

                                                       Percent of
Ten Largest Equity Holdings                            Net Assets

WebMD Corp.                                               3.4%
Convergys Corp.                                           2.8
Cinergy Corp.                                             2.4
Noble Energy, Inc.                                        2.3
Sovereign Bancorp, Inc.                                   2.1
Tech Data Corp.                                           2.1
Medicis Pharmaceutical Corp. Class A                      2.1
King Pharmaceuticals, Inc.                                2.1
E*Trade Financial Corp.                                   2.0
Conseco, Inc.                                             2.0


                                                       Percent of
Five Largest Industries*                               Net Assets

Specialty Retail                                          7.0%
Commercial Banks                                          6.0
Electronic Equipment & Instruments                        5.0
Thrifts & Mortgage Finance                                4.8
IT Services                                               4.3



                                                       Percent of
                                                         Total
Sector* Representation                                Investments

Financials                                               19.8%
Information Technology                                   15.3
Industrials                                              12.7
Consumer Discretionary                                   11.5
Energy                                                   11.0
Health Care                                              10.4
Materials                                                 4.0
Utilities                                                 3.7
Consumer Staples                                          2.7
Telecommunications Services                               1.3
Other**                                                   7.6

 * For Fund compliance purposes, "Industries" and "Sector" mean any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry and sector sub-classifications for reporting ease.

** Includes portfolio holdings in short-term investments and certain exchange-traded funds.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Schedule of Investments                                                  (in U.S. dollars)
                                                             Shares
           Industry*          Common Stocks                    Held              Value
North America

Canada--1.9%

           Diversified Telecommunication
           Services--1.3%

           BCE, Inc.                                        254,600          $   6,151,136

           Semiconductors & Semiconductor
           Equipment--0.6%

           ATI Technologies, Inc. (b)                       224,493              2,826,367

           Total Common Stocks in Canada                                         8,977,503


United States--86.7%

           Aerospace & Defense--1.4%

           Raytheon Co.                                     161,100              6,336,063

           Air Freight & Logistics--0.3%

           Ryder System, Inc.                                41,100              1,602,489

           Auto Components--0.5%

           Lear Corp.                                        51,300              2,194,101

           Biotechnology--2.4%

           Cephalon, Inc. (b)(e)                             87,500              3,666,250
           Human Genome Sciences, Inc. (b)                  129,000              1,889,850
           Medimmune, Inc. (b)                              162,600              4,619,466
           Millennium Pharmaceuticals, Inc. (b)              79,700                823,301
                                                                             -------------
                                                                                10,998,867

           Capital Markets--3.0%

           E*Trade Financial Corp. (b)                      603,700              9,363,387
           Janus Capital Group, Inc.                        317,500              4,768,850
                                                                             -------------
                                                                                14,132,237

           Commercial Banks--6.0%

           The Colonial BancGroup, Inc.                     348,100              8,100,287
           Compass Bancshares, Inc.                         112,700              5,433,267
           First Midwest Bancorp, Inc.                      174,075              6,496,479
           TD Banknorth, Inc.                               252,828              7,529,218
                                                                             -------------
                                                                                27,559,251

           Commercial Services
           & Supplies--4.1%

           Avery Dennison Corp. (e)                          88,900              5,037,963
           Cendant Corp.                                    301,600              6,442,176
           Corrections Corp. of America (b)                  58,800              2,210,292
           Manpower, Inc.                                   107,100              5,119,380
                                                                             -------------
                                                                                18,809,811

           Communications
           Equipment--1.6%

           Tellabs, Inc. (b)                                762,400              7,410,528

           Construction &
           Engineering--1.6%

           Fluor Corp.                                      114,700              7,317,860

           Construction Materials--1.3%

           Martin Marietta Materials, Inc.                   80,300              5,837,007

           Diversified Financial
           Services--0.9%

           Citigroup, Inc.                                   99,500              4,328,250


                                                             Shares
           Industry*          Common Stocks                    Held              Value
North America (continued)

United States (continued)

           Electric Utilities--2.4%

           Cinergy Corp.                                    250,800          $  11,072,820

           Electronic Equipment
           & Instruments--5.0%

           Anixter International, Inc. (b)(e)               210,700              8,756,692
           Ingram Micro, Inc. Class A (b)                   249,900              4,658,136
           Tech Data Corp. (b)                              251,100              9,737,658
                                                                             -------------
                                                                                23,152,486

           Energy Equipment
           & Services--4.2%

           BJ Services Co.                                  107,400              6,550,326
           Diamond Offshore Drilling                         32,200              1,837,332
           Maverick Tube Corp. (b)                          180,800              5,997,136
           Rowan Cos., Inc. (b)(e)                          152,700              5,216,232
                                                                             -------------
                                                                                19,601,026

           Food Products--2.7%

           ConAgra Foods, Inc.                              231,400              5,255,094
           Del Monte Foods Co. (b)                          288,100              3,238,244
           Smithfield Foods, Inc. (b)                       161,300              4,213,156
                                                                             -------------
                                                                                12,706,494

           Health Care Providers
           & Services--3.4%

           WebMD Corp. (b)                                1,497,600             15,889,536

           Household Durables--0.2%

           Newell Rubbermaid, Inc.                           34,600                860,502

           IT Services--4.3%

           Computer Sciences Corp. (b)                       77,200              3,534,216
           Convergys Corp. (b)                              879,100             12,790,905
           Sabre Holdings Corp. Class A                     187,900              3,607,680
                                                                             -------------
                                                                                19,932,801

           Industrial Conglomerates--1.3%

           Teleflex, Inc.                                    92,700              6,148,791

           Insurance--3.8%

           Conseco, Inc. (b)                                424,600              9,260,526
           Protective Life Corp.                            189,100              8,237,196
                                                                             -------------
                                                                                17,497,722

           Internet Software
           & Services--1.1%

           Vignette Corp. (b)                               321,244              5,066,018

           Leisure Equipment
           & Products--1.3%

           Mattel, Inc.                                     313,900              5,854,235

           Machinery--2.2%

           Eaton Corp.                                       53,500              3,495,690
           ITT Industries, Inc.                              62,300              6,628,720
                                                                             -------------
                                                                                10,124,410

           Media--1.8%

           Knight-Ridder, Inc.                               77,300              4,835,888
           Liberty Global, Inc. (b)                          72,600              3,444,144
                                                                             -------------
                                                                                 8,280,032


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Schedule of Investments (continued)                                      (in U.S. dollars)
                                                             Shares
           Industry*          Common Stocks                    Held              Value
North America (concluded)

United States (concluded)

           Metals & Mining--1.5%

           Reliance Steel & Aluminum Co.                    121,200          $   5,662,464
           Wheeling-Pittsburgh Corp. (b)                     62,200              1,181,178
                                                                             -------------
                                                                                 6,843,642

           Multiline Retail--1.2%

           Dollar Tree Stores, Inc. (b)                     126,700              3,166,233
           Saks, Inc. (b)                                   101,600              2,155,952
                                                                             -------------
                                                                                 5,322,185

           Oil, Gas & Consumable Fuels--3.8%

           Murphy Oil Corp.                                  85,200              4,519,008
           Noble Energy, Inc.                               130,100             10,734,551
           Sunoco, Inc.                                      19,200              2,414,016
                                                                             -------------
                                                                                17,667,575

           Paper & Forest Products--1.3%

           Georgia-Pacific Corp.                            178,000              6,078,700

           Pharmaceuticals--4.2%

           King Pharmaceuticals, Inc. (b)                   853,800              9,519,870
           Medicis Pharmaceutical Corp.
             Class A                                        286,600              9,721,472
                                                                             -------------
                                                                                19,241,342

           Real Estate--1.2%

           Equity Office Properties Trust                   161,400              5,721,630

           Road & Rail--1.2%

           JB Hunt Transport Services, Inc.                 278,600              5,468,918

           Semiconductors & Semiconductor
           Equipment--0.3%

           Micron Technology, Inc. (b)                      101,900              1,210,572

           Software--2.8%

           Novell, Inc. (b)                               1,202,700              7,312,416
           TIBCO Software, Inc. (b)                         719,000              5,529,110
                                                                             -------------
                                                                                12,841,526

           Specialty Retail--7.0%

           Foot Locker, Inc.                                234,100              5,852,500
           The Gap, Inc.                                    229,500              4,844,745
           Linens `N Things, Inc. (b)                       272,100              7,142,625
           RadioShack Corp.                                 231,400              5,430,958
           TJX Cos., Inc.                                   383,800              9,023,138
                                                                             -------------
                                                                                32,293,966

           Thrifts & Mortgage
           Finance--4.8%

           New York Community Bancorp, Inc.                 310,700              5,704,452
           Sovereign Bancorp, Inc.                          413,300              9,915,067
           Webster Financial Corp.                          138,700              6,685,340
                                                                             -------------
                                                                                22,304,859

           Trading Companies
           & Distributors--0.6%

           WW Grainger, Inc.                                 44,800              2,791,936

           Total Common Stocks in the United States                            400,500,188

           Total Common Stocks in North America--88.6%                         409,477,691



                                                             Shares
           Industry*          Common Stocks                    Held              Value
Western Europe

Netherlands--0.3%

           Construction &
           Engineering--0.3%

           Chicago Bridge & Iron Co. NV                      54,700          $   1,528,865

           Total Common Stocks in the Netherlands                                1,528,865


Switzerland--0.8%

           Biotechnology--0.8%

           Serono SA (a)                                    199,900              3,370,314

           Total Common Stocks in Switzerland                                    3,370,314

           Total Common Stocks in
           Western Europe--1.1%                                                  4,899,179

           Total Common Stocks
           (Cost--$352,416,572)--89.7%                                         414,376,870


                              Exchange-Traded
                                  Funds
           iShares Russell 2000 Index Fund (e)               68,900              4,669,353
           iShares S&P SmallCap 600 Index Fund (e)           96,100              5,600,708
           Midcap SPDR Trust Series 1                        35,300              4,643,009
           SPDR Trust Series 1                               18,500              2,289,375
                                                                             -------------
                                                                                17,202,445

           Electric Utilities--1.4%

           iShares Dow Jones US
             Utilities Sector Index Fund                     82,600              6,522,922

           Oil, Gas & Consumable
           Fuels--3.2%

           Energy Select Sector SPDR Fund                    74,800              3,560,480
           iShares Goldman Sachs Natural
             Resources Index Fund                            60,200              4,866,568
           Oil Service HOLDRs Trust                          55,600              6,288,916
                                                                             -------------
                                                                                14,715,964

           Real Estate--0.5%

           iShares Dow Jones US
             Real Estate Index Fund                          34,400              2,332,320

           Total Exchange-Traded Funds
           (Cost--$37,413,740)--8.8%                                            40,773,651


                                Short-Term               Beneficial
                                Securities                 Interest
           Merrill Lynch Liquidity Series, LLC
             Cash Sweep Series I (c)                   $  2,954,408              2,954,408
           Merrill Lynch Liquidity Series, LLC
             Money Market Series (c)(d)                  15,766,950             15,766,950

           Total Short-Term Securities
           (Cost--$18,721,358)--4.1%                                            18,721,358

Total Investments (Cost--$408,551,670**)--102.6%                               473,871,879
Liabilities in Excess of Other Assets--(2.6%)                                 (11,953,386)
                                                                             -------------
Net Assets--100.0%                                                           $ 461,918,493
                                                                             =============


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)



  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation (depreciation) of investments as of July 31, 2005, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                          $   411,395,669
                                                            ===============
    Gross unrealized appreciation                           $    70,680,516
    Gross unrealized depreciation                               (8,204,306)
                                                            ---------------
    Net unrealized appreciation                             $    62,476,210
                                                            ===============

(a) Depositary Receipts.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                     $  (7,860,065)       $102,427
    Merrill Lynch Liquidity Series, LLC
      Money Market Series                       (32,198,000)       $ 12,497


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.


    See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Statement of Assets and Liabilities

As of July 31, 2005
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $15,258,046) (identified cost--$389,830,312)                                                 $   455,150,521
           Investments in affiliated securities, at value (identified cost--$18,721,358)                               18,721,358
           Cash                                                                                                            24,028
           Receivables:
               Securities sold                                                                 $     9,432,180
               Dividends                                                                               471,350
               Capital shares sold                                                                     367,427
               Interest from affiliates                                                                 20,288
               Securities lending                                                                        1,760         10,293,005
                                                                                               ---------------
           Prepaid expenses and other assets                                                                              385,327
                                                                                                                  ---------------
           Total assets                                                                                               484,574,239
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                   15,766,950
           Payables:
               Securities purchased                                                                  5,403,330
               Capital shares redeemed                                                                 855,580
               Investment adviser                                                                      226,374
               Distributor                                                                             188,089
               Other affiliates                                                                        182,277          6,855,650
                                                                                               ---------------
           Accrued expenses                                                                                                33,146
                                                                                                                  ---------------
           Total liabilities                                                                                           22,655,746
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   461,918,493
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                          $       463,875
           Class B Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                  600,396
           Class C Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                  473,851
           Class I Shares of Capital Stock, $.10 par value, 20,000,000 shares authorized                                  685,988
           Class R Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                   57,727
           Paid-in capital in excess of par                                                                           352,661,698
           Accumulated investment loss--net                                                    $     (693,777)
           Undistributed realized capital gains--net                                                42,348,526
           Unrealized appreciation--net                                                             65,320,209
                                                                                               ---------------
           Total accumulated earnings--net                                                                            106,974,958
                                                                                                                  ---------------
           Net Assets                                                                                             $   461,918,493
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $95,679,517 and 4,638,750 shares outstanding                           $         20.63
                                                                                                                  ===============
           Class B--Based on net assets of $118,506,649 and 6,003,958 shares outstanding                          $         19.74
                                                                                                                  ===============
           Class C--Based on net assets of $93,126,662 and 4,738,514 shares outstanding                           $         19.65
                                                                                                                  ===============
           Class I--Based on net assets of $143,124,230 and 6,859,884 shares outstanding                          $         20.86
                                                                                                                  ===============
           Class R--Based on net assets of $11,481,435 and 577,274 shares outstanding                             $         19.89
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Statement of Operations

For the Six Months Ended July 31, 2005
Investment Income

           Dividends (net of $12,608 foreign withholding tax)                                                     $     2,525,800
           Interest from affiliates                                                                                       102,427
           Securities lending--net                                                                                         12,497
                                                                                                                  ---------------
           Total income                                                                                                 2,640,724
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     1,398,094
           Account maintenance and distribution fees--Class B                                          582,243
           Account maintenance and distribution fees--Class C                                          436,824
           Transfer agent fees--Class B                                                                155,709
           Transfer agent fees--Class I                                                                150,279
           Transfer agent fees--Class C                                                                120,103
           Account maintenance fees--Class A                                                           109,079
           Transfer agent fees--Class A                                                                101,106
           Accounting services                                                                          88,225
           Custodian fees                                                                               36,543
           Registration fees                                                                            36,427
           Professional fees                                                                            30,004
           Printing and shareholder reports                                                             29,175
           Account maintenance and distribution fees--Class R                                           23,437
           Directors' fees and expenses                                                                 10,967
           Transfer agent fees--Class R                                                                 10,885
           Pricing fees                                                                                    469
           Other                                                                                        14,932
                                                                                               ---------------
           Total expenses                                                                                               3,334,501
                                                                                                                  ---------------
           Investment loss--net                                                                                         (693,777)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                           45,192,549
           Change in unrealized appreciation on investments--net                                                      (3,005,711)
                                                                                                                  ---------------
           Total realized and unrealized gain--net                                                                     42,186,838
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    41,493,061
                                                                                                                  ===============
           See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Statements of Changes in Net Assets
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                    July 31,        January 31,
Increase (Decrease) in Net Assets:                                                                    2005              2005
Operations

           Investment loss--net                                                                $     (693,777)    $   (2,316,973)
           Realized gain--net                                                                       45,192,549         37,752,452
           Change in unrealized appreciation--net                                                  (3,005,711)          8,837,274
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     41,493,061         44,272,753
                                                                                               ---------------    ---------------

Distributions to Shareholders

           Realized gain--net:
               Class A                                                                             (2,894,248)          (566,533)
               Class B                                                                             (2,621,633)          (916,167)
               Class C                                                                             (2,245,737)          (639,671)
               Class I                                                                             (4,583,681)          (811,437)
               Class R                                                                               (357,637)           (41,754)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from distributions to shareholders                (12,702,936)        (2,975,562)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions             (978,151)         14,070,858
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             27,811,974         55,368,049
           Beginning of period                                                                     434,106,519        378,738,470
                                                                                               ---------------    ---------------
           End of period*                                                                      $   461,918,493    $   434,106,519
                                                                                               ===============    ===============
               * Accumulated investment loss--net                                              $     (693,777)                 --
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Financial Highlights
                                                                                               Class A
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived            July 31,             For the Year Ended January 31,
from information provided in the financial statements.                 2005         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    19.33    $    17.39   $    12.29   $    17.04   $    16.14
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net***                             --++         (.04)        (.05)        (.04)         --++
           Realized and unrealized gain (loss)--net                     1.94          2.11         5.15       (4.40)         1.60
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.94          2.07         5.10       (4.44)         1.60
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                  (.64)         (.13)           --        (.31)        (.70)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    20.63    $    19.33   $    17.39   $    12.29   $    17.04
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     10.06%++++        11.90%       41.50%     (26.12%)       10.31%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   1.25%*         1.26%        1.34%        1.37%        1.36%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (.02%)*        (.20%)       (.34%)       (.26%)       (.02%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   95,680    $   85,184   $   62,061   $   31,504   $   36,225
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         60.13%        82.43%       86.16%       73.90%       98.94%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Amount is less than $(.01) per share.

          ++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Financial Highlights (continued)
                                                                                               Class B
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived            July 31,             For the Year Ended January 31,
from information provided in the financial statements.                 2005         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    18.43    $    16.72   $    11.90   $    16.64   $    15.86
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net***                                     (.07)         (.17)        (.16)        (.15)        (.12)
           Realized and unrealized gain (loss)--net                     1.82          2.01         4.98       (4.29)         1.56
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.75          1.84         4.82       (4.44)         1.44
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                  (.44)         (.13)           --        (.30)        (.66)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    19.74    $    18.43   $    16.72   $    11.90   $    16.64
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                        9.55%++        11.00%       40.50%     (26.75%)        9.45%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   2.03%*         2.05%        2.15%        2.17%        2.17%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (.81%)*        (.99%)      (1.14%)      (1.05%)       (.78%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  118,507    $  125,145   $  139,610   $  115,748   $  162,316
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         60.13%        82.43%       86.16%       73.90%       98.94%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Financial Highlights (continued)
                                                                                               Class C
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived            July 31,             For the Year Ended January 31,
from information provided in the financial statements.                 2005         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    18.39    $    16.68   $    11.88   $    16.61   $    15.84
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net***                                     (.07)         (.18)        (.16)        (.15)        (.12)
           Realized and unrealized gain (loss)--net                     1.81          2.02         4.96       (4.27)         1.55
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.74          1.84         4.80       (4.42)         1.43
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                  (.48)         (.13)           --        (.31)        (.66)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    19.65    $    18.39   $    16.68   $    11.88   $    16.61
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                        9.50%++        11.03%       40.40%     (26.73%)        9.38%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   2.04%*         2.06%        2.16%        2.19%        2.19%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (.81%)*       (1.00%)      (1.15%)      (1.07%)       (.79%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   93,127    $   89,771   $   84,755   $   67,233   $   80,227
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         60.13%        82.43%       86.16%       73.90%       98.94%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Financial Highlights (continued)
                                                                                               Class I
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived            July 31,             For the Year Ended January 31,
from information provided in the financial statements.                 2005         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    19.58    $    17.56   $    12.38   $    17.12   $    16.20
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net***                              .02           .01        (.01)         --++          .03
           Realized and unrealized gain (loss)--net                     1.94          2.14         5.19       (4.42)         1.62
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.96          2.15         5.18       (4.42)         1.65
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                  (.68)         (.13)           --        (.32)        (.73)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    20.86    $    19.58   $    17.56   $    12.38   $    17.12
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     10.04%++++        12.24%       41.84%     (25.92%)       10.56%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   1.00%*         1.01%        1.09%        1.12%        1.10%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                               .23%*          .04%       (.09%)       (.01%)         .19%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  143,124    $  126,651   $   91,845   $   59,125   $   72,570
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         60.13%        82.43%       86.16%       73.90%       98.94%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Amount is less than $(.01) per share.

          ++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Financial Highlights (concluded)
                                                                                                 Class R

                                                                            For the Six          For the         For the Period
                                                                            Months Ended        Year Ended     February 4, 2003++
The following per share data and ratios have been derived                     July 31,         January 31,       to January 31,
from information provided in the financial statements.                          2005               2005               2004
Per Share Operating Performance

           Net asset value, beginning of period                             $      18.71        $      16.87         $      11.81
                                                                            ------------        ------------         ------------
           Investment loss--net***                                                 (.02)               (.08)                (.09)
           Realized and unrealized gain--net                                        1.84                2.05                 5.15
                                                                            ------------        ------------         ------------
           Total from investment operations                                         1.82                1.97                 5.06
                                                                            ------------        ------------         ------------
           Less distributions from realized gain--net                              (.64)               (.13)                   --
                                                                            ------------        ------------         ------------
           Net asset value, end of period                                   $      19.89        $      18.71         $      16.87
                                                                            ============        ============         ============

Total Investment Return**

           Based on net asset value per share                                  9.79%++++              11.68%            42.85%+++
                                                                            ============        ============         ============

Ratios to Average Net Assets

           Expenses                                                               1.50%*               1.51%               1.53%*
                                                                            ============        ============         ============
           Investment loss--net                                                  (.26%)*              (.45%)              (.58%)*
                                                                            ============        ============         ============

Supplemental Data

           Net assets, end of period (in thousands)                         $     11,481        $      7,356         $        467
                                                                            ============        ============         ============
           Portfolio turnover                                                     60.13%              82.43%               86.16%
                                                                            ============        ============         ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Opportunities Fund, (the "Fund") is a series of The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued by quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



Notes to Financial Statements (continued)



(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of MLIM. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended July 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                      $ 1,308           $ 17,814
Class I                                           --           $      3




MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



Notes to Financial Statements (continued)



For the six months ended July 31, 2005, MLPF&S received contingent deferred sales charges of $81,686 and $2,035 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended July 31, 2005, MLIM, LLC received $5,282 in securities lending agent fees.

In addition, MLPF&S received $65,663 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

For the six months ended July 31, 2005, the Fund reimbursed MLIM $5,494 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2005 were $259,281,672 and $272,564,002, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $(978,151) and $14,070,858 for the six months ended July 31, 2005 and the year ended January 31, 2005, respectively.


Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
July 31, 2005                                 Shares             Amount

Shares sold                                  520,991    $    10,302,497
Automatic conversion of shares               309,079          6,150,564
Shares issued to shareholders in
   reinvestment of distributions             133,905          2,790,585
                                      --------------    ---------------
Total issued                                 963,975         19,243,646
Shares redeemed                            (731,001)       (14,474,053)
                                      --------------    ---------------
Net increase                                 232,974    $     4,769,593
                                      ==============    ===============


Class A Shares for the Year                                      Dollar
Ended January 31, 2005                        Shares             Amount

Shares sold                                1,298,739    $    23,735,475
Automatic conversion of shares               617,029         11,257,665
Shares issued to shareholders in
   reinvestment of distributions              27,545            538,231
                                      --------------    ---------------
Total issued                               1,943,313         35,531,371
Shares redeemed                          (1,105,597)       (20,336,916)
                                      --------------    ---------------
Net increase                                 837,716    $    15,194,455
                                      ==============    ===============


Class B Shares for the
Six Months Ended                                                 Dollar
July 31, 2005                                 Shares             Amount

Shares sold                                  354,119    $     6,650,036
Shares issued to shareholders in
   reinvestment of distributions             118,920          2,323,689
                                      --------------    ---------------
Total issued                                 473,039          8,973,725
                                      --------------    ---------------
Shares redeemed                            (934,101)       (17,491,947)
Automatic conversion of shares             (324,838)        (6,150,564)
                                      --------------    ---------------
Total redeemed                           (1,258,939)       (23,642,511)
                                      --------------    ---------------
Net decrease                               (785,900)    $  (14,668,786)
                                      ==============    ===============


Class B Shares for the Year                                      Dollar
Ended January 31, 2005                        Shares             Amount

Shares sold                                  870,574    $    15,160,268
Shares issued to shareholders in
   reinvestment of distributions              43,801            828,706
                                      --------------    ---------------
Total issued                                 914,375         15,988,974
                                      --------------    ---------------
Shares redeemed                          (1,831,783)       (31,967,958)
Automatic conversion of shares             (644,409)       (11,257,665)
                                      --------------    ---------------
Total redeemed                           (2,476,192)       (43,225,623)
                                      --------------    ---------------
Net decrease                             (1,561,817)    $  (27,236,649)
                                      ==============    ===============




MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



Notes to Financial Statements (concluded)


Class C Shares for the
Six Months Ended                                                 Dollar
July 31, 2005                                 Shares             Amount

Shares sold                                  359,700    $     6,747,163
Shares issued to shareholders in
   reinvestment of distributions             102,693          1,998,414
                                      --------------    ---------------
Total issued                                 462,393          8,745,577
Shares redeemed                            (605,619)       (11,332,782)
                                      --------------    ---------------
Net decrease                               (143,226)    $   (2,587,205)
                                      ==============    ===============


Class C Shares for the Year                                      Dollar
Ended January 31, 2005                        Shares             Amount

Shares sold                                  872,632    $    15,251,535
Shares issued to shareholders in
   reinvestment of distributions              30,489            567,095
                                      --------------    ---------------
Total issued                                 903,121         15,818,630
Shares redeemed                          (1,102,141)       (19,169,507)
                                      --------------    ---------------
Net decrease                               (199,020)    $   (3,350,877)
                                      ==============    ===============


Class I Shares for the
Six Months Ended                                                 Dollar
July 31, 2005                                 Shares             Amount

Shares sold                                  997,836    $    20,026,155
Shares issued to shareholders in
   reinvestment of distributions             140,405          2,899,359
                                      --------------    ---------------
Total issued                               1,138,241         22,925,514
Shares redeemed                            (748,219)       (14,952,845)
                                      --------------    ---------------
Net increase                                 390,022    $     7,972,669
                                      ==============    ===============


Class I Shares for the Year                                      Dollar
Ended January 31, 2005                        Shares             Amount

Shares sold                                2,510,494    $    46,408,243
Shares issued to shareholders in
   reinvestment of distributions              30,307            599,474
                                      --------------    ---------------
Total issued                               2,540,801         47,007,717
Shares redeemed                          (1,299,827)       (24,035,713)
                                      --------------    ---------------
Net increase                               1,240,974    $    22,972,004
                                      ==============    ===============


Class R Shares for the
Six Months Ended                                                 Dollar
July 31, 2005                                 Shares             Amount

Shares sold                                  266,586    $     5,110,192
Shares issued to shareholders in
   reinvestment of distributions              18,397            362,226
                                      --------------    ---------------
Total issued                                 284,983          5,472,418
Shares redeemed                            (100,945)        (1,936,840)
                                      --------------    ---------------
Net increase                                 184,038    $     3,535,578
                                      ==============    ===============


Class R Shares for the Year                                      Dollar
Ended January 31, 2005                        Shares             Amount

Shares sold                                  467,520    $     8,314,504
Shares issued to shareholders in
   reinvestment of distributions               2,208             41,754
                                      --------------    ---------------
Total issued                                 469,728          8,356,258
Shares redeemed                            (104,176)        (1,864,333)
                                      --------------    ---------------
Net increase                                 365,552    $     6,491,925
                                      ==============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires in November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended July 31, 2005.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore and institutional funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in June 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the fourth quartile for the one- and three-year periods, and in the third quartile for the five-year period, ended March 31, 2005. The Board discussed the level of performance with the Investment Adviser and steps being taken by the Investment Adviser in an effort to improve performance. Considering these factors, the Board concluded that the services provided by the Investment Adviser supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board considered the investment process review by the senior management of the Investment Adviser and the changes made in the investment team supporting Ms. Baum, the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Ms. Baum has more than thirteen years experience in portfolio management; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as offshore and institutional funds with similar investment mandates and noted that the fees charged by the Investment Adviser to the offshore fund was less than the fee being charged to the Fund but exceeded that being charged to the institutional clients. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Board considered that the Fund's contractual and actual management fee rates were lower than the median management fee rates charged by comparable funds. The Board has concluded that the Fund's contractual and actual management fee rates and its total expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relation to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: September 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: September 23, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: September 23, 2005